Exhibit 10.4

DWF: AF/CJM/2016677.5

2018

DISPOSITION

by

QUOTIENT BIOCAMPUS LIMITED

in favour of

ROSLIN ASSETS LIMITED

SUBJECTS: 5 James Hamilton Way, Milton Bridge, Penicuik EH26 0BF

WE, QUOTIENT BIOCAMPUS LIMITED, a company incorporated under the Companies Acts in Scotland with Company Number SC514165 and having our Registered Office at Douglas Building, Pentlands Science Park, Bush Loan, Penicuik, Midlothian EH26 0PL registered proprietors of the subjects and others hereinafter disponed IN CONSIDERATION of the sum of FOURTEEN MILLION NINE HUNDRED AND FIFTY HUNDRED THOUSAND POUNDS (£14,950,000) STERLING paid to us by ROSLIN ASSETS LIMITED, a company incorporated under the Companies Acts in England and Wales with Company Number 10893348 and having their Registered Office at 5th Floor, Maybrook House, 40 Blackfriars Street, Manchester M3 2EG of which sum we hereby acknowledge receipt and discharge them HAVE SOLD and DO HEREBY DISPONE to and in favour of the said Roslin Assets Limited and to their successors and assignees whomsoever heritably and irredeemably ALL and WHOLE that plot or area of ground together with the buildings and others erected thereon extending to 3.18 hectares or thereby known as and forming 5 James Hamilton Way, Milton Bridge, Penicuik EH26 0BF (formerly known as Site 3, Biocampus, Roslin) being the subjects registered in the Land Register of Scotland under Title Number MID197810; WITH ENTRY as at 23 March 2018 subject to (i) the Lease between Quotient Biocampus Limited and Alba Bioscience Limited dated 14 July 2017 and registered in the Land Register of Scotland under Title Number MID166779 and registered in the Books of Council and Session on 26 January 2018 as amended by Minute of Variation between Quotient Biocampus Limited and Alba Bioscience Limited dated 8 March 2018 and to be registered in the Land Register of Scotland and to be registered in the Books of Council and Session and (ii) the Lease between Scottish Enterprise and SP Distribution PLC dated 15 and 16 March and 19 April 2017 and registered in the Land Register of Scotland under title number MID186976 (“the Leases”); and we grant warrandice but excluding therefrom the Leases; And we undertake and agree that if and to the extent that by delivery of these presents to the said Roslin Assets Limited we are not, or are not fully, divested of our whole right, title and interest in the subjects hereby disponed, the same shall be held by us following the delivery of these presents in trust for the sole benefit of the said Roslin Assets Limited but provided that our duties as trustee are purely to hold such title in trust for the said Roslin

Assets Limited and do not include any other duties of a trustee which would otherwise be implied by law: IN WITNESS WHEREOF these presents consisting of this and the preceding page are executed as follows by the said Quotient Biocampus Limited as follows:-

/s/ Andrew Gordon Robb	/s/ Roland Boyd
Signature of Witness	Signature of Director / Authorised Signatory

Andrew Gordon Robb	Roland Boyd
Full name of above (print)	Full name of above (print)

1 Peacock Avenue	23/3/2018
Date of Signing

Bonnyrigg	Penicuik
Address	Place of Signing

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